UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2011

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri  63105
(Address of Principal Executive Offices)

(314) 854-8520
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 – Other Events

On November 2, 2011, FutureFuel Corp. (NYSE: FF) (the “Company”) issued a press release announcing that the Company will release third quarter 2011 financial results after market close on Wednesday, November 9, 2011, and that Company management will host an investment-community conference call on Thursday, November 10, 2011, beginning at 9:00 a.m. Eastern time to discuss financial results and provide a corporate update.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits

A copy of the press release is included as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:	/s/ Douglas D. Hommert
Douglas D. Hommert, Executive Vice President, Secretary and Treasurer

Date: November 2, 2011